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                                                                   Exhibit 23.11



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 17, 2000 relating to the combined financial statements of AT&T Wireless Group, which appears in AT&T Corp.'s Current Report on Form 8-K filed on March 17, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP


New York, New York
May 5, 2000